UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
Certified Shareholder Report of
Registered Management Investment Companies
Investment Company Act File Number: 811-604

Washington Mutual Investors Fund, Inc.
(Exact Name of Registrant as specified in charter)
1101 Vermont Avenue, NW
Washington, DC 20005
(Address of principal executive offices)

Registrant's telephone number, including area code:   (202) 842-5665

Date of fiscal year end: April 30, 2007

Date of reporting period: April 30, 2007

Burton L. Raimi
Secretary
Washington Mutual Investors Fund, Inc.
1101 Vermont Avenue, NW
Washington, DC 20005
(name and address of agent for service)

ITEM 1 - Reports to Stockholders

Annual report dated April 30, 2007

The right choice for the long term®

Washington Mutual Investors Fund
 Annual report for the year ended April 30, 2007

Washington Mutual Investors FundSM seeks to provide income and growth of principal through investments in quality common stocks.

This Fund is one of the 30 American Funds. The organization ranks among the nation’s three largest mutual fund families. For 75 years, Capital Research and Management Company,SM the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

Contents
Letter to shareholders	1
Investment adviser’s report	2
The value of a long-term perspective	3
Feature article American Funds At Your Service	6
Investment portfolio	12
Financial statements	18
Board of directors, advisory board and other officers	32

Figures shown are past results for Class A shares (unless otherwise indicated) and are not predictive of results in future periods. Fund results shown (unless otherwise indicated) are at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower. Current and future results may be lower or higher than those shown. For current information and month-end results, visit americanfunds.com. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity.

Here are the average annual total returns on a $1,000 investment with all distributions reinvested for periods ended March 31, 2007 (the most recent calendar quarter end):

	1 year	5 years	10 years
Class A shares
Reflecting 5.75% maximum sales charge	+7.52%	+5.73%	+9.00%

The total annual Fund operating expense ratio for Class A shares as of the most recent fiscal year-end was 0.60%. This figure does not reflect any fee waivers currently in effect; therefore, the actual expense ratio, which reflects the fee waivers described below, is lower.

The Fund’s investment adviser and business manager each waived 5% of its management fees from September 1, 2004 through March 31, 2005, and increased the waivers to 10% on April 1, 2005. Fund results shown reflect actual expenses, with the waivers applied. Fund results would have been lower without the waivers. Please see the Financial Highlights table on pages 25 and 26 for details.

Results for other share classes can be found on page 29.

Fellow shareholders:

Large-capitalization stocks performed quite well during Washington Mutual Investors Fund’s fiscal year ended April 30, 2007. In late April, the Dow Jones Industrial Average reached a new milestone, exceeding 13,000 for the first time. This was followed in early May with the unmanaged Standard & Poor’s 500 Composite Index reaching a value over 1,500 for the first time since March 2000. These market results surprised some, as the U.S. economy continued to slow, dragged down partly by the slump in the housing industry. Some economists even began mentioning the possibility of a recession. The Federal Reserve has held the federal funds rate steady at 5.25% since June 2006, adhering firmly to its anti-inflationary policy.

Continuing record-level corporate earnings have been an important and positive factor in market results during the period. Consumer spending in the U.S. has remained strong. Some U.S. companies have also been helped by higher exports and expanding business abroad, as many economies around the world have been strengthening while the value of the U.S. dollar — relative to other major currencies — has been falling. With high cash flows, many U.S. companies have also been buying back their shares, boosting per share net income and contributing to market liquidity.

For the 12 months ended April 30, 2007, your Fund posted a total return of 16.9%, compared with a total return of 15.2% for the S&P 500. The Fund usually has provided better investment results than the S&P 500 over 10-year periods, and as the chart below illustrates, this pattern continues to hold true. This year marks your Fund’s 55th anniversary and, over its lifetime, its average annual return has exceeded that of the S&P 500 by 1.4%.

Average annual total returns for periods ended April 30, 2007
	1 year	5 years	10 years	Lifetime (Since 7/31/52)
Washington Mutual Investors Fund	+16.9%	+8.5%	+9.8%	+12.8%
Standard & Poor’s 500 Composite Index*	+15.2%	+8.5%	+8.0%	+11.4%
*The S&P 500 is unmanaged and does not reflect sales charges, commissions or expenses.

During the past fiscal year, the Fund raised its quarterly dividend from 16 cents to 17 cents per share for Class A shares, and paid total dividends of 66 cents per Class A share. In addition, the Fund paid a long-term capital gain distribution of 83.5 cents per share in December. Ninety-six (or 80%) of the approximately 120 companies held at the end of the Fund’s fiscal year increased their dividend payments during the fiscal year ended April 30, 2007, enabling the Fund to raise its own dividend for the third straight year.

Since our last report to you at October 31, 2006, three new companies appeared in the Fund’s portfolio: Fifth Third Bancorp, Newmont Mining and Wm. Wrigley Jr. Fifteen companies have been eliminated: Applied Materials; Automatic Data Processing; Baxter International; Becton, Dickinson; BellSouth; EDS; Embarq; First Data; FirstEnergy; Fluor; Sara Lee; Sallie Mae; Temple-Inland; Walt Disney; and Xilinx.

As always, we are pleased to hear your comments and questions.

Cordially,
	James H. Lemon, Jr. Vice Chairman of the Board	Jeffrey L. Steele President of the Fund

May 31, 2007

For current information about the Fund, visit americanfunds.com.

Investment adviser’s report

The U.S. economy slowed during the 2007 fiscal year because of a weakening housing market and high energy prices. However, consumer spending, state and local government expenditures and business investing proved to be positive influences. Corporate earnings continued to grow albeit at a lower rate than in recent years. In addition, low interest rates and widespread liquidity have resulted in an upsurge of acquisitions and mergers and a wave of buyouts by private equity funds using cheap debt to take companies private. At the same time, corporations continued to initiate and increase dividends and to buy back their shares.

Against this backdrop, the value of an investment in Washington Mutual Investors Fund, with distributions reinvested, rose 16.9% during the one-year period ended April 30, 2007. The Fund exceeded the unmanaged Standard & Poor’s 500 Composite Index, which gained 15.2% over the same period. The Fund’s average annual total return also has outpaced the S&P 500 over the 10-year period ended April 30, 2007, and over its 55-year lifetime.

The economic picture and outlook

Although the gross domestic product grew at an annual rate of only 0.6% in the first quarter of the 2007 calendar year, the Federal Reserve has kept the federal funds rate unchanged at 5.25% since June 29, 2006. In May 2007, the Fed said that the economy seemed likely to expand at a moderate pace over coming quarters and that its main concern "remains the risk that inflation will fail to moderate as expected."

The cooling in the housing markets has been an important source of the slowdown in the U.S. economy. Sales of both new and existing homes have dropped sharply from their peak in the summer of 2005, the inventory of unsold homes has risen substantially and single family housing starts have fallen by roughly one-third since the beginning of 2006. Building permits, a key indicator of the future housing market, declined almost 9% in April to a seasonally adjusted annual rate of 1.4 million, the lowest since June 1997.

Most troubling have been difficulties in the subprime mortgage market (mortgage loans made to borrowers who do not qualify for prime financing terms). Banks and other lenders are tightening their standards for subprime borrowers and curbs on this lending is expected to be a source of some restraint on home purchases and residential investments in coming quarters. However, the Federal Reserve said the effect on the broader housing market of troubles in the subprime housing sector should be limited and that it doesn’t expect "significant spillovers" from the subprime market to the rest of the economy or the financial system.

The Fund’s investments

The Fund’s five largest investment sectors at fiscal year-end as a percentage of net assets were Financials (19.8%), Industrials (13.4%), Health care (12.9%), Energy (11.4%) and Informational technology (8.0%). Energy and Utilities stocks (including Telecommunication services) helped the Fund the most during the past year. Energy stocks were fueled by the worldwide demand for energy and the high level of oil and gas prices. Utilities stocks were aided by AT&T’s acquisition of BellSouth. Five of the Fund’s 10 largest holdings provided very strong total returns ranging from 24.1% to 51.9%. They included AT&T (+51.9%), Merck (+49.4%), Chevron (+27.5%), ExxonMobil (+25.8%) and IBM (+24.1%). Not all stocks rose, however. Halliburton (–18.7%), Best Buy (–17.7%) and United Parcel Service (–13.1%) detracted from results.

Corporations have continued their practice of initiating and increasing dividends and of buying back their shares. For the 12-month period ended March 31, 2007, Standard & Poor’s reported that the number of dividend declarations increased 7.4% and the number of extra dividends increased 13.5%. Under the current tax regime, there is every reason to believe that companies will continue sharing profits with their share-holders through dividends and share buybacks. As noted in the shareholder letter, the Fund’s own dividend increased 6.25% during the 2007 fiscal year.

We believe that large-capitalization, dividend-paying stocks remain one of the most attractive opportunities in the market-place. On balance, these companies are better financed, have higher returns and throw off more cash than most small- or medium-sized firms. Share buybacks and exposure to international markets have helped increase their earnings. However, we caution shareholders from being overly enthusiastic about future returns based on the recent fiscal year’s results. As always, we will continue to focus on investing in quality companies that meet strict standards of financial soundness including a consistent record of paying dividends. This approach has served the Fund well in all kinds of markets and we believe it will continue to do so in the future.

— Capital Research and Management Company

For current information about the Fund, visit americanfunds.com.

The value of a long-term perspective

How a $10,000 investment in Washington Mutual Investors Fund grew

This chart and accompanying table show how a $10,000 investment grew between July 31, 1952, when the Fund began operations, and April 30, 2007.

As you can see, that $10,000 investment in Washington Mutual Investors Fund, with all distributions reinvested, would have grown to $7,027,094. Over the same period, that $10,000 would have grown to $3,715,238 in the Standard & Poor's 500 Composite Index. According to the Consumer Price Index, it now requires $77,410 to purchase what $10,000 would have bought on July 31, 1952.

The year-by-year progress of the $10,000 investment is summarized in the table below the chart. You can use those figures to estimate how the value of your own holdings has grown. Let's say, for example, that you have been reinvesting all of your distributions and want to know how your investment has done since April 30, 1997. At that time, according to the table, the value of the investment illustrated here was $2,763,032. Since then, it has more than doubled to $7,027,094. Thus, in the same 10-year period, the value of your 1997 investment — regardless of size — has also more than doubled.

Average annual total returns based on a $1,000 investment
(for periods ended April 30, 2007)*

	1 year	5 years	10 years
Class A shares	+10.14%	+7.22%	+9.14%

**Assumes reinvestment of all distributions and payment of the maximum 5.75% sales charge.*

$8,000,000
6,000,000
4,000,000
2,000,000
1,000,000
800,000
600,000
400,000
200,000
100,000
80,000
60,000
40,000
20,000
10,000

Fiscal year ended April 30	1953[3]	1954	1955	1956	1957	1958	1959	1960	1961	1962	1963	1964	1965	1966	1967	1968	1969	1970	1971
Capital value (dollars in thousands)[4]																			
Dividends in cash	$ .2	.4	.5	.6	.6	.7	.7	.7	.8	.8	.9	.9	1.0	1.0	1.2	1.3	1.5	1.6	1.7
Value at year-end	$9.2	10.8	14.7	17.9	18.3	16.9	24.1	21.9	26.3	26.6	28.8	31.1	36.9	38.5	39.4	42.5	48.4	39.0	48.8
Total value (dollars in thousands)[4]																			
Dividends reinvested	$ .2	.4	.5	.7	.8	.8	.9	.9	1.1	1.1	1.3	1.4	1.5	1.6	1.9	2.2	2.6	2.9	3.2
Value at year-end	$9.3	11.5	16.3	20.6	21.9	21.1	31.1	29.0	36.2	37.7	42.3	47.1	57.5	61.6	65.3	72.7	85.6	71.6	93.4
WMIF total return	(6.7)%	23.2	41.7	26.3	6.4	(3.8)	47.6	(6.5)	24.5	4.1	12.3	11.4	22.0	7.2	6.0	11.4	17.7	(16.3)	30.4

Fiscal year ended April 30	1972	1973	1974	1975	1976	1977	1978	1979	1980	1981	1982	1983	1984	1985	1986	1987	1988	1989	1990
Capital value (dollars in thousands)[4]																			
Dividends in cash	1.8	1.8	1.9	2.2	2.4	2.5	2.7	2.9	3.2	4.8	4.1	4.5	4.8	5.5	6.1	6.8	7.1	6.2	8.9
Value at year-end	48.0	43.3	40.7	42.9	53.8	55.4	54.2	58.2	56.0	72.4	69.9	101.9	100.1	115.5	152.2	181.0	167.1	198.1	202.4
Total value (dollars in thousands)[4]																			
Dividends reinvested	3.5	3.7	3.9	4.8	5.5	6.2	6.8	7.8	9.2	14.6	13.3	15.5	17.5	20.8	24.4	28.2	30.8	27.8	41.7
Value at year-end	95.5	89.5	88.0	98.3	129.9	140.3	144.3	163.1	165.8	230.4	235.8	362.3	373.5	452.5	623.8	771.9	742.9	911.6	971.1
WMIF total return	2.3	(6.3)	(1.7)	11.8	32.2	8.0	2.8	13.0	1.7	38.9	2.3	53.7	3.1	21.1	37.9	23.8	(3.8)	22.7	6.5

The results shown are before taxes on Fund distributions and sale of Fund shares.

The market indexes are unmanaged and their results do not reflect the effect of sales charges, commissions or expenses.

[1] As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.

[2] The maximum initial sales charge was 8.5% prior to July 1, 1988.

[3] For the period July 31, 1952 (when the Fund began operations) through April 30, 1953.

[5] The S&P 500 cannot be invested in directly.

$7,027,094[4]
Washington Mutual with dividends reinvested
$3,715,238[5]
S&P 500 with dividends reinvested
$952,250[6]
Washington Mutual with dividends taken in cash
Value added by reinvestment of dividends
$77,410[7]
Consumer Price Index (inflation)
$10,000
Original investment

1991	1992	1993	1994	1995	1996	1997	1998	1999	2000	2001	2002	2003	2004	2005	2006	2007
9.1	8.3	8.5	8.6	9.8	10.0	10.5	11.0	11.5	11.9	13.2	13.1	13.3	13.4	14.8	15.6	16.9
222.0	244.6	268.1	266.5	301.1	381.5	455.6	628.9	707.7	646.5	719.7	700.8	593.6	717.0	749.1	830.9	952.2
44.6	42.3	44.6	46.7	55.1	58.2	62.8	67.4	71.8	75.7	85.0	86.5	89.8	92.0	104.1	111.6	123.2
1,113.7	1,272.4	1,442.4	1,479.1	1,730.7	2,256.9	2,763.0	3,890.3	4,458.5	4,148.1	4,709.6	4,675.0	4,050.3	4,989.6	5,316.5	6,013.6	7,027.1
14.7	14.2	13.4	2.5	17.0	30.4	22.4	40.8	14.6	(7.0)	13.5	(0.7)	(13.4)	23.2	6.5	13.1	16.9

Fund's lifetime average annual total return:
12.7%

Below are plot points for the mountain chart image featured above.

WASHINGTON MUTUAL INVESTORS FUND
MOUNTAIN CHART AND INDEX PLOT POINTS

Results of a $10,000 investment in WMIF, the S&P500, and the CPI.
July 31, 1952 through April 30, 2007

Year	CAPITAL VALUE[3]		TOTAL VALUE[2]
ended	Dividends in		Dividends		TOTAL
April 30	Cash	WMIF[1,3]	Reinvested	WMIF[1,2]	RETURN	S&P500	CPI[5]

07/31/52		$9,425		$9,425		$10,000	$10,000
1953[6]	$170	9,161	$170	9,330	-6.7%	10,094	9,963
1954	434	10,773	449	11,494	23.2	12,282	10,037
1955	500	14,665	542	16,288	41.7	17,295	10,000
1956	580	17,851	654	20,565	26.3	22,938	10,075
1957	647	18,304	756	21,877	6.4	22,520	10,449
1958	680	16,928	825	21,055	-3.8	22,269	10,824
1959	701	24,125	885	31,071	47.6	30,569	10,861
1960	728	21,871	948	29,041	-6.5	29,850	11,049
1961	815	26,300	1,097	36,167	24.5	37,071	11,161
1962	824	26,592	1,146	37,654	4.1	38,158	11,311
1963	891	28,838	1,279	42,278	12.3	42,296	11,423
1964	923	31,149	1,369	47,109	11.4	49,698	11,573
1965	956	36,940	1,462	57,490	22.0	57,450	11,760
1966	1,048	38,487	1,648	61,603	7.2	60,563	12,097
1967	1,176	39,424	1,906	65,270	6.0	64,731	12,397
1968	1,331	42,481	2,231	72,692	11.4	69,365	12,884
1969	1,516	48,408	2,627	85,576	17.7	75,988	13,596
1970	1,605	39,049	2,874	71,603	-16.3	61,834	14,419
1971	1,711	48,769	3,193	93,387	30.4	81,718	15,019
1972	1,779	47,991	3,455	95,521	2.3	87,267	15,543
1973	1,818	43,290	3,671	89,522	-6.3	89,214	16,330
1974	1,858	40,682	3,907	87,956	-1.7	77,959	17,978
1975	2,185	42,855	4,828	98,315	11.8	79,061	19,813
1976	2,350	53,771	5,498	129,949	32.2	95,785	21,011
1977	2,510	55,449	6,171	140,348	8.0	96,702	22,472
1978	2,658	54,228	6,849	144,340	2.8	100,121	23,933
1979	2,870	58,180	7,785	163,075	13.0	110,959	26,442
1980	3,203	56,032	9,167	165,848	1.7	122,446	30,337
1981	4,784	72,410	14,603	230,424	38.9	160,796	33,371
1982	4,097	69,851	13,327	235,768	2.3	148,977	35,543
1983	4,497	101,855	15,517	362,293	53.7	221,825	36,929
1984	4,840	100,116	17,527	373,509	3.1	225,698	38,614
1985	5,465	115,473	20,783	452,498	21.1	265,541	40,037
1986	6,110	152,209	24,380	623,768	37.9	361,778	40,674
1987	6,781	180,960	28,228	771,949	23.8	457,672	42,210
1988	7,116	167,083	30,815	742,856	-3.8	427,911	43,858
1989	6,183	198,139	27,838	911,609	22.7	525,847	46,105
1990	8,920	202,429	41,689	971,051	6.5	581,168	48,277
1991	9,136	222,016	44,574	1,113,747	14.7	683,361	50,637
1992	8,319	244,607	42,315	1,272,372	14.2	779,015	52,247
1993	8,468	268,131	44,625	1,442,389	13.4	850,855	53,933
1994	8,583	266,513	46,719	1,479,112	2.5	896,027	55,206
1995	9,790	301,054	55,060	1,730,694	17.0	1,052,264	56,891
1996	10,008	381,514	58,187	2,256,894	30.4	1,369,880	58,539
1997	10,506	455,551	62,763	2,763,032	22.4	1,714,024	60,000
1998	11,033	628,864	67,443	3,890,253	40.8	2,417,442	60,861
1999	11,527	707,654	71,812	4,458,483	14.6	2,945,129	62,247
2000	11,935	646,507	75,684	4,148,130	-7.0	3,243,332	64,157
2001	13,153	719,687	85,030	4,709,580	13.5	2,822,817	66,255
2002	13,116	700,823	86,458	4,674,962	-0.7	2,466,687	67,341
2003	13,345	593,597	89,753	4,050,310	-13.4	2,138,513	68,839
2004	13,383	717,050	92,016	4,989,599	23.2	2,627,509	70,412
2005	14,846	749,077	104,079	5,316,457	6.5	2,793,876	72,884
2006	15,614	830,885	111,648	6,013,586	13.1	3,224,286	75,468
2007	16,895	952,250	123,209	7,027,094	16.9	3,715,238	77,410

[1]These figures, unlike those shown elsewhere in this report, reflect payment of the maximum sales charge of
5.75% on the $10,000 investment. Thus, the net amount invested was $9,425. As outlined in the prospectus, the sales charge is reduced for larger investments of $25,000 or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares. The maximum sales charge was 8.5% prior to July 1, 1988. Results shown do not take into account income or capital gain taxes.

[2]Total value includes reinvested dividends of $1,573,474 and reinvested capital gain distributions of $2,266,974.

[3]Capital value includes reinvested capital gain distributions of $399,925 but does not reflect income dividends of
$296,916 taken in cash.

[4]Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.

[5]Since the Fund's inception on July 31, 1952

American Funds At Your Service

American Funds Service Company shareholder services representative Vickie Wright.	Helping you when you need it

Not long after Hurricane Katrina devastated the Gulf Coast, American Funds Service CompanySM shareholder services representative Vickie Wright received a call from a New Orleans resident whose home and workplace were among the casualties. The caller’s spouse needed access to money in his 401(k) account, but could not locate a plan trustee required to authorize a withdrawal. The caller gave Vickie, who is based in Norfolk, Virginia, the trustee’s name, phone number and e-mail address. Vickie used that information to find the trustee on a website set up by the employer and before long she was able to get the shareholder a check through his employer’s temporary headquarters.

While the portfolio counselors and invest-ment analysts for Washington Mutual Investors Fund strive to maintain superior long-term investment results, many other people like Vickie Wright work just as hard to make your overall experience as a shareholder a good one.

First, there’s your broker or financial adviser. He or she can provide investment advice, put all your holdings (in the Fund and elsewhere) in perspective and help you achieve the overall balance that’s right for your circumstances and goals. When you have questions about how changes in the markets or your own life should be reflected in your portfolio, your broker or financial adviser is definitely the person to call. Of course, they can also help with anything from checking your account balance to changing your address.

Then there’s American Funds Service Company (AFS) — a team of some 3,000 people who work behind the scenes to help brokers, financial advisers and shareholders in all 30 of the American Funds, including Washington Mutual Investors Fund.

When you add to your investment, take money out of your account, exchange money from or to another of the American Funds, set up a retirement plan, change your address or your name, or receive a statement, a report or a tax form, AFS makes it happen.

From the time AFS was founded in 1969, it has grown and evolved to keep pace with or stay ahead of changes in rules and regulations affecting financial institutions as well as in the ways that people invest. Individual Retirement Accounts (IRAs), for example, became available to most people in 1982, and today IRAs represent roughly 40% of all investments in Washington Mutual Investors Fund.

Of course, advances in technology have also played a major role. In the 1970s, a toll-free number for incoming calls (800/421-0180) took the place of time-consuming collect calls. In the 1980s, an automated telephone information service called American FundsLine¨ (800/325-3590) was added to provide share prices, balance verifications and last transaction confirmations around the clock. And in the 1990s, the website americanfunds.com debuted.

Norfolk, Virginia office

"We don’t focus on beating the clock. Our focus is on providing friendly and exceptional customer service." Maria Lockard

The American Funds website

The website makes it possible to do almost anything you want with your account, at any hour. If, for instance, it’s getting close to tax time and you’re struggling to prepare your tax return but can’t find your Form 1099 from American Funds, no problem: You can download a summary of the form. If it’s a Saturday afternoon and you need to know what your fund balance was in 1992, you can find out easily online. If you’ve just moved, notifying American Funds of your address change using the site means your account will be updated instantly and you’ll even save the cost of a stamp.

New services are often added, incorporating suggestions from shareholders. When some site users reported they were unable to call up their accounts because they had forgotten their passwords, adding a security question allowed shareholders to reset the entry code immediately. Sometime in the future, in response to comments from shareholders who want to minimize the pieces of paper in their lives, AFS hopes to offer e-mail notifications when annual reports, prospectuses and other documents are available online.

The news content of the site — which includes detailed fund descriptions, articles on a variety of investment topics, a detailed glossary of terms, and savings and cost calculators enabling shareholders to figure out how much they’ll need to pay for retirement or college tuition — is also updated regularly.

The American Funds website records an average of 2.5 million "hits" (or contacts) each month, most from shareholders checking their account balances or the share prices of their funds — a convenient alternative in an era when many newspapers are cutting costs by eliminating detailed financial listings.
Shareholders use the site for about one in every five transactions. It’s most popular with investors adding to their American Funds accounts. Those who have signed up for FundsLink — linking their fund accounts to their bank accounts — can buy shares instantly by transferring money online. Investing through FundsLink puts your money to work faster than investing by mailing a check.

There are some instances where personal contact may be preferable to using the website. For example, changes resulting from life-changing events such as marriage or estate-related matters may be best handled by the telephone or in writing.In any case, if you don’t have computer access or if you’d simply prefer to deal with a person, your broker, your financial adviser or AFS would be happy to hear from you.

americanfunds.com page

Shareholder account representatives: 800/421-0180

Call anytime between 8 a.m. and 8 p.m. Eastern Time and you’ll reach an American Funds shareholder account representative who has received more than six months of intensive training to help you with almost anything related to your investment. "Our people really appreciate the thorough training," says Maria Lockard, a shareholder services senior manager. "Too often companies just hand the phone representatives a manual and say ‘Here’s your desk.’"

There are more than 1,700 American Funds shareholder account representatives. Typically they handle a total of 25,000 calls a day, but some days the volume can be twice that high. Incoming calls go to the next available representative at any one of the eight service centers across the country. Although the person you talk withmay be in, say, San Antonio or Phoenix, all representatives have access to the same information and can assist you, regardless of where they are located.

Importantly, representatives are encouraged to spend as long on each call as is necessary to answer all questions completely and correctly. "We’re a service center, not a call center," Maria observes. "We don’t focus on beating the clock. Our focus is on providing friendly and exceptional customer service."
Maria Lockard, center, discusses shareholder services with Fund directors Barbara Franklin and Jim Miller.

"It’s very important that the quality of American Funds shareholder services is in keeping with the quality of American Funds investment results. That’s a high standard." Daniel Callahan

On each representative’s desk are two computer monitors tied to a pair of data systems: One is SONI (Source of Needed Information), which includes a search engine covering a multitude of investment topics. The other is SHARE (System to Help Associates Respond Effectively). By entering an account number in SHARE, an American Funds shareholder services representative can call up complete details for that account and any related accounts, instantly.

Quite a few calls are to request transactions — so to make life simple and confirm the details, a list of questions comes up on the SHARE monitor for the representative to ask the caller after the buy, sell or exchange order is entered. The account numbers, amounts of money involved, dates and times and even the representative’s name and phone extension are included.

Requests for documents or forms are usually among the easiest to handle. Typically a representative can dispatch a copy of the file by e-mail or fax with a single click while still on the phone with the caller.

While every call is important to the person making it, sometimes a shareholder account representative can really save the day. As recalled by shareholder services senior manager Joyce Kirby, "A shareholder who had been investing in Washington Mutual Investors Fund since 1985 realized he needed an additional $10,000 to complete his home loan closing. Recognizing the urgency we gathered additional information and were able to redeem the amount needed from his account. The funds were wired and he got the house."

Shareholder services senior manager Joyce Kirby.

Despite the convenience of the website and the human touch of American Funds’ telephone representatives, many service requests still arrive in the mail — including 25% of all transaction orders. Representatives from each service center begin picking up mail at the post office during the wee hours — as early as 1 a.m. — so that it’s processed as quickly as possible. After the envelopes are opened, the documents inside are run through high-speed scanners that can read 125 pages a minute. Once scanned, they can be processed at any of the service centers.

In the event bad weather is expected that could knock out power at one location before the documents can be scanned, incoming mail is quickly routed to another service center. When Hurricane Isabel threatened the East Coast in 2003, mail sent to the Norfolk office was put on a plane to Indianapolis and processed there.

The operations of American Funds Service Company are overseen by a committee of members from the boards of directors of each of the American Funds. Among other things, the committee members review reports, tour facilities and are shareholders themselves. Daniel Callahan — vice chairman and treasurer of one of the largest independent charitable foundations in Washington, DC — is a committee member and director of Washington Mutual Investors Fund. He says, "It’s very important that the quality of American Funds shareholder services is in keeping with the quality of American Funds investment results. That’s a high standard. American Funds Service Company not only continues to meet the challenge, but is constantly working to make it easier for shareholders to do what they want, when they want, with their accounts." ■

Fund Chairman Cyrus Ansary and fellow director Daniel Callahan.
Daisy Shamlee operates a high-speed mail scanner.

Investment portfolio April 30, 2007

Industry sector holdings	Percent of net assets	Ten largest holdings	Percent of net assets
Financials	19.82%	AT&T	3.77%
Industrials	13.42	General Electric	3.62
Health care	12.86	Chevron	3.44
Energy	11.45	ExxonMobil	2.84
Information technology	7.98	Citigroup	2.63
Consumer discretionary	7.94	IBM	2.19
Consumer staples	7.24	JPMorgan Chase	2.17
Telecommunication services	5.97	United Parcel Service	1.98
Utilities	5.28	Fannie Mae	1.91
Materials	3.60	Merck	1.85
Miscellaneous	.76
Short-term securities & other assets less liabilities	3.68

Common stocks — 96.32%	Shares	Market value (000)	Percent of net assets
Energy — 11.45%
Apache Corp.	4,000,000	$ 290,000.33%
Baker Hughes Inc.	4,670,000	375,422.43
Chevron Corp.	39,029,800	3,036,128	3.44
ConocoPhillips	12,800,000	887,680	1.01
EOG Resources, Inc.	7,005,000	514,447.58
Exxon Mobil Corp.	31,515,000	2,501,661	2.84
Halliburton Co.	5,830,000	185,219.21
Marathon Oil Corp.	12,562,612	1,275,733	1.45
Schlumberger Ltd.	13,918,702	1,027,618	1.16
		10,093,908	11.45

Materials — 3.60%
Air Products and Chemicals, Inc.	4,000,000	306,000.35
Alcoa Inc.	19,415,200	689,046.78
E.I. du Pont de Nemours and Co.	14,900,000	732,633.83
MeadWestvaco Corp.	1,200,000	40,032.04
Newmont Mining Corp.	4,600,000	191,820.22
PPG Industries, Inc.	6,374,700	469,050.53
Weyerhaeuser Co.	9,450,000	748,629.85
		3,177,210	3.60

Industrials — 13.42%
3M Co.	3,500,000	289,695.33
Avery Dennison Corp.	270,300	16,813.02
Boeing Co.	9,000,000	837,000.95
Caterpillar Inc.	7,850,000	570,067.65
Deere & Co.	4,600,000	503,240.57
Eaton Corp.	1,200,000	107,052.12
Emerson Electric Co.	3,400,000	159,766.18
General Dynamics Corp.	2,950,000	231,575.26
General Electric Co.	86,680,000	3,195,025	3.62
Illinois Tool Works Inc.	7,100,000	364,301.41
Ingersoll-Rand Co. Ltd., Class A	3,400,000	151,810.17
Lockheed Martin Corp.	3,650,000	350,911.40
Northrop Grumman Corp.	13,500,000	994,140	1.13
Pitney Bowes Inc.	4,000,000	192,000.22
R.R. Donnelley & Sons Co.	4,150,000	166,830.19
Raytheon Co.	3,000,000	160,620.18
Southwest Airlines Co.	10,500,000	150,675.17
Tyco International Ltd.	17,695,000	577,388.65
Union Pacific Corp.	1,400,000	159,950.18
United Parcel Service, Inc., Class B	24,772,900	1,744,755	1.98
United Technologies Corp.	13,605,000	913,303	1.04
		11,836,916	13.42

Consumer discretionary — 7.94%
Best Buy Co., Inc.	12,395,000	578,227.65
Carnival Corp., units	15,012,900	733,981.83
Gannett Co., Inc.	3,250,000	185,445.21
Harley-Davidson, Inc.	3,800,000	240,616.27
Home Depot, Inc.	8,300,000	314,321.36
Johnson Controls, Inc.	6,279,400	642,571.73
Limited Brands, Inc.	17,562,100	484,187.55
Lowe’s Companies, Inc.	52,800,000	1,613,568	1.83
McDonald’s Corp.	7,000,000	337,960.38
ServiceMaster Co.	11,900,000	183,141.21
Target Corp.	20,285,000	1,204,320	1.37
TJX Companies, Inc.	5,300,000	147,817.17
VF Corp.	3,800,000	333,678.38
		6,999,832	7.94

Consumer staples — 7.24%
Avon Products, Inc.	14,190,000	564,762.64
Coca-Cola Co.	24,385,600	1,272,684	1.44
ConAgra Foods, Inc.	4,400,000	108,152.12
General Mills, Inc.	2,000,000	119,800.14
H.J. Heinz Co.	2,270,000	106,940.12
Kellogg Co.	5,000,000	264,550.30%
Kimberly-Clark Corp.	8,300,000	590,711.67
PepsiCo, Inc.	18,002,500	1,189,785	1.35
Procter & Gamble Co.	4,843,100	311,460.35
SYSCO Corp.	4,500,000	147,330.17
Unilever NV (New York registered)	4,000,000	122,000.14
Walgreen Co.	7,300,000	320,470.36
Wal-Mart Stores, Inc.	20,022,300	959,469	1.09
Wm. Wrigley Jr. Co.	5,154,100	303,473.35
		6,381,586	7.24

Health care — 12.86%
Abbott Laboratories	23,820,000	1,348,688	1.5
Aetna Inc.	4,965,000	232,759.26
Amgen Inc.[1]	8,026,000	514,788.58
Bristol-Myers Squibb Co.	53,295,000	1,538,094	1.75
Cardinal Health, Inc.	7,750,000	542,113.62
CIGNA Corp.	1,090,000	169,593.19
Eli Lilly and Co.	24,745,000	1,463,172	1.66
Johnson & Johnson	11,550,000	741,741.84
McKesson Corp.	2,500,000	147,075.17
Medtronic, Inc.	13,050,000	690,737.78
Merck & Co., Inc.	31,760,000	1,633,734	1.85
Pfizer Inc	37,880,500	1,002,318	1.14
Wyeth	23,644,600	1,312,275	1.49
		11,337,087	12.86

Financials — 19.82%
AFLAC Inc.	3,505,000	179,947.20
Allstate Corp.	6,150,000	383,268.43
American International Group, Inc.	12,326,600	861,753.98
Aon Corp.	3,150,000	122,062.14
Bank of America Corp.	30,230,000	1,538,707	1.74
Bank of New York Co., Inc.	19,770,000	800,290.91
Citigroup Inc.	43,171,000	2,314,829	2.63
Fannie Mae	28,607,700	1,685,566	1.91
Fifth Third Bancorp	4,850,000	196,861.22
Freddie Mac	11,540,000	747,561.85
HSBC Holdings PLC (ADR)	5,172,000	477,686.54
JPMorgan Chase & Co.	36,720,000	1,913,112	2.17
Lincoln National Corp.	6,050,000	430,458.49
Marsh & McLennan Companies, Inc.	22,522,900	715,327.81
State Street Corp.	1,500,000	103,305.12
SunTrust Banks, Inc.	800,000	67,536.08
Travelers Companies, Inc.	3,000,000	162,300.18
U.S. Bancorp	21,400,000	735,090.83%
Wachovia Corp.	16,550,000	919,187	1.04
Washington Mutual, Inc.	32,950,000	1,383,241	1.57
Wells Fargo & Co.	41,460,000	1,487,999	1.69
XL Capital Ltd., Class A	3,232,300	252,055.29
		17,478,140	19.82

Information technology — 7.98%
Dell Inc.[1]	3,300,000	83,193.09
Hewlett-Packard Co.	23,285,000	981,230	1.11
Intel Corp.	40,250,000	865,375.98
International Business Machines Corp.	18,875,000	1,929,214	2.19
Linear Technology Corp.	8,165,000	305,534.35
Maxim Integrated Products, Inc.	4,000,000	126,880.14
Microsoft Corp.	51,140,000	1,531,132	1.74
Oracle Corp.[1]	37,191,943	699,208.79
Texas Instruments Inc.	15,035,300	516,763.59
		7,038,529	7.98

Telecommunication services — 5.97%
AT&T Inc.	85,946,587	3,327,852	3.77
Sprint Nextel Corp., Series I	52,189,360	1,045,353	1.18
Verizon Communications Inc.	23,470,000	896,084	1.02
		5,269,289	5.97

Utilities — 5.28%
Ameren Corp.	3,368,800	177,098.20
American Electric Power Co., Inc.	7,100,000	356,562.40
Constellation Energy Group, Inc.	2,250,000	200,520.23
Dominion Resources, Inc.	7,375,600	672,655.76
Duke Energy Corp.	2,500,000	51,300.06
Entergy Corp.	3,717,700	420,621.48
Exelon Corp.	16,870,000	1,272,167	1.44
FPL Group, Inc.	4,000,000	257,480.29
NiSource Inc.	2,500,000	61,475.07
PPL Corp.	4,800,000	209,328.24
Progress Energy, Inc.	1,150,000	58,132.07
Public Service Enterprise Group Inc.	6,450,000	557,602.63
Southern Co.	7,000,000	264,530.30
Xcel Energy Inc.	4,000,000	96,360.11
		4,655,830	5.28

Miscellaneous — 0.76%
Other common stocks in initial period of acquisition		668,778.76

Total common stocks (cost: $57,951,337,000)		84,937,105	96.32

Short-term securities — 4.00%	Principal amount (000)	Market value (000)	Percent of net assets

3M Co. 5.18%–5.20% due 5/29/2007	$ 77,700	$ 77,377.09%
Abbott Laboratories 5.22%–5.24% due 5/1–6/1/2007[2]	156,000	155,565.18
American Express Credit Corp. 5.21% due 5/25/2007	25,000	24,913.03
Atlantic Industries 5.18% due 5/30/2007[2]	45,000	44,809.17
Coca-Cola Co. 5.18%–5.21% due 5/11–6/27/2007[2]	102,800	102,423
Bank of America Corp. 5.235% due 5/9–5/29/2007	65,300	65,122.21
Ranger Funding Co. LLC 5.25%–5.26% due 5/24–6/11/2007[2]	124,800	124,211
Becton, Dickinson and Co. 5.20% due 6/7/2007	12,400	12,332.01
Caterpillar Financial Services Corp. 5.21% due 5/7/2007	20,000	19,980.02
CIT Group, Inc. 5.22%–5.25% due 5/11–7/6/2007[2]	100,100	99,282.11
Citigroup Funding Inc. 5.24% due 7/11/2007	76,400	75,611.09
Clipper Receivables Co., LLC 5.24%–5.25% due 5/17–6/14/2007[2]	181,000	180,021.20
Colgate-Palmolive Co. 5.21% due 5/15/2007[2]	25,000	24,946.03
Concentrate Manufacturing Co. of Ireland 5.29% due 5/1/2007[2]	28,000	27,996.03
E.I. duPont de Nemours and Co. 5.19% due 5/23/2007[2]	25,000	24,917.03
Emerson Electric Co. 5.23% due 5/2/2007[2]	25,000	24,993.03
Fannie Mae 5.14% due 5/16/2007	50,000	49,885.06
FCAR Owner Trust I 5.25%–5.26% due 5/4–6/18/2007	75,000	74,627.08
Federal Farm Credit Banks 5.10% due 7/9/2007	33,000	32,677.04
Federal Home Loan Bank 5.115%–5.15% due 5/25–7/18/2007	351,300	349,142.40
Freddie Mac 5.10%–5.145% due 5/16–7/9/2007	112,600	112,015.13
Harley-Davidson Funding Corp. 5.19%–5.21% due 5/1–6/18/2007[2]	50,500	50,234.06
Harvard University 5.18%–5.185% due 5/15–6/5/2007	50,000	49,800.06
Hershey Co. 5.19%–5.21% due 5/10–5/11/2007[2]	68,500	68,395.08
Hewlett-Packard Co. 5.24% due 5/17/2007[2]	50,000	49,876.06
Honeywell International Inc. 5.16% due 9/14/2007[2]	68,469	67,115.08
IBM Corp. 5.20%–5.23% due 5/24–6/14/2007[2]	125,000	124,407.14
Illinois Tool Works Inc. 5.21% due 5/18/2007	20,000	19,948.02
International Lease Finance Corp. 5.20%–5.22% due 5/14–6/11/2007	182,400	181,639.21
Johnson & Johnson 5.18%–5.19% due 6/5–6/22/2007[2]	70,900	70,403.08
JPMorgan Chase & Co. 5.30% due 5/1/2007	23,450	23,447.08
Jupiter Securitization Co., LLC 5.24% due 6/18/2007[2]	50,400	50,040
Kimberly-Clark Worldwide Inc. 5.19%–5.20% due 5/21–5/29/2007[2]	75,500	75,201.08
Merck & Co. Inc. 5.19%–5.20% due 6/8–6/26/2007	47,950	47,628.05
NetJets Inc. 5.19%–5.20% due 5/1–5/18/2007[2]	73,000	72,907.08
Paccar Financial Corp. 5.20%–5.22% due 5/31–7/9/2007	33,500	33,303.04
Private Export Funding Corp. 5.19%–5.23% due 5/10–7/17/2007[2]	136,000	135,172.15
Procter & Gamble International Funding S.C.A. 5.21%–5.23% due 5/11–7/10/2007[2]	164,690	164,027.19
Tennessee Valley Authority 5.145% due 5/3/2007	38,745	38,728.04
Three Pillars Funding, LLC 5.27% due 5/15/2007[2]	11,000	10,976.01
Union Bank of California, N.A. 5.26% due 6/15–6/25/2007	100,000	100,000.11
United Technologies Corp. 5.21%–5.22% due 5/1–5/22/2007[2]	62,600	62,479.07
Variable Funding Capital Corp. 5.23%–5.24% due 5/2–6/19/2007[2]	221,100	220,404.25
Wal-Mart Stores Inc. 5.19%–5.21% due 6/12/2007[2]	108,590	107,922.12

Total short-term securities (cost: $3,526,753,000)		3,526,895	4.00

Total investment securities (cost: $61,478,090,000)		88,464,000	100.32
Other assets less liabilities		(283,128)	(.32)

Net assets		$88,180,872	100.00%

"Miscellaneous" securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

Investments in affiliates

A company is considered to be an affiliate of the Fund under the Investment Company Act of 1940 if the Fund’s holdings in that company represent 5% or more of the outstanding voting shares of that company. Further details on this holding and related transactions during the year ended April 30, 2007, appear below.

Company	Beginning shares	Purchases	Sales	Ending shares	Dividend income (000)	Market value of affiliate at 4/30/07 (000)
Limited Brands[3]	19,930,000	—	2,367,900	17,562,100	$11,589	—

1Security did not produce income during the last 12 months.
2Restricted security that can be resold only to institutional investors. In practice, this security is typically as liquid as unrestricted securities in the portfolio. The total value of all such restricted securities was $2,138,721,000, which represented 2.43% of the net assets of the Fund.
3Unaffiliated issuer at 4/30/2007.

ADR = American Depositary Receipts

See Notes to financial statements

Financial statements
Statement of assets and liabilities at April 30, 2007	(dollars and shares in thousands, except per-share amounts)

Assets:
Investment securities at market (cost: $61,478,090)		$88,464,000
Cash		412
Receivables for:
Sales of investments	$226,288
Sales of Fund’s shares	77,945
Dividends and interest	145,183	449,416
		88,913,828
Liabilities:
Payables for:
Purchases of investments	548,078
Repurchases of Fund’s shares	111,807
Management services	16,647
Services provided by affiliates	54,563
Deferred director and advisory board compensation	1,638
Other	223	732,956
Net assets at April 30, 2007		$88,180,872

Net assets consist of:
Capital paid in on shares of capital stock		$58,732,477
Undistributed net investment income		536,429
Undistributed net realized gain		1,926,056
Net unrealized appreciation		26,985,910
Net assets at April 30, 2007		$88,180,872

Total authorized capital stock — 4,000,000 shares, $.001 par value (2,414,612 total shares outstanding)
	Net Assets	Shares outstanding	Net asset value per share*
Class A	$70,810,966	1,937,137	$36.55
Class B	3,296,205	90,738	36.33
Class C	3,481,096	96,013	36.26
Class F	3,178,582	87,138	36.48
Class 529-A	1,093,532	29,947	36.51
Class 529-B	218,281	6,002	36.36
Class 529-C	373,966	10,289	36.35
Class 529-E	60,867	1,673	36.39
Class 529-F	47,140	1,292	36.47
Class R-1	69,014	1,899	36.33
Class R-2	985,191	27,181	36.25
Class R-3	2,198,781	60,447	36.38
Class R-4	1,212,801	33,267	36.46
Class R-5	1,154,450	31,589	36.55

*Maximum offering price and redemption price per share were equal to the net asset value per share for all share classes, except for Class A and 529-A, for which the maximum offering prices per share were $38.78 and $38.74, respectively.

See Notes to financial statements

Statement of operations for the year ended April 30, 2007	(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $1,270; also includes $11,589 from affiliate)	$1,959,963
Interest	140,061	$2,100,024

Fees and expenses*:
Investment advisory services	157,426
Business management services	56,603
Distribution services	256,478
Transfer agent services	55,016
Administrative services	20,939
Reports to shareholders	1,911
Registration statement and prospectus	1,306
Postage, stationery and supplies	6,471
Director and advisory board compensation	1,369
Auditing and legal	288
Custodian	406
State and local taxes	1
Other	236
Total fees and expenses before reimbursements/waivers	558,450
Less reimbursements/waivers of fees and expenses:
Investment advisory services	15,743
Business management services	5,661
Administrative services	298
Total fees and expenses after reimbursements/waivers		536,748
Net investment income		1,563,276

Net realized gain and unrealized appreciation on investments:
Net realized gain on investments (including $19,957 net gain from affiliate)		2,894,512
Net unrealized appreciation on investments		8,389,975
Net realized gain and unrealized appreciation on investments		11,284,487
Net increase in net assets resulting from operations		$12,847,763

*Additional information related to class-specific fees and expenses is included in the Notes to financial statements.

Statements of changes in net assets	(dollars in thousands)

	Year ended April 30
	2007	2006
Operations:
Net investment income	$1,563,276	$1,578,232
Net realized gain on investments	2,894,512	1,992,122
Net unrealized appreciation on investments	8,389,975	5,840,968
Net increase in net assets resulting from operations	12,847,763	9,411,322

Dividends and distributions paid to shareholders:
Dividends from net investment income	(1,512,000)	(1,464,289)
Distributions from net realized gain on investments	(1,982,588)	(1,051,850)
Total dividends and distributions paid to shareholders	(3,494,588)	(2,516,139)

Capital share transactions	(205,260)	(2,318,017)

Total increase in net assets	9,147,915	4,577,166

Net assets:
Beginning of year	79,032,957	74,455,791
End of year (including undistributed net investment income: $536,429 and $484,601, respectively)	$88,180,872	$79,032,957

See Notes to financial statements

Notes to financial statements

1. Organization and significant accounting policies

Organization — Washington Mutual Investors Fund (the "Fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The Fund’s investment objective is to produce current income and to provide an opportunity for growth of principal consistent with sound common stock investing.

The Fund offers 14 share classes consisting of four retail share classes, five CollegeAmerica¨ savings plan share classes and five retirement plan share classes. The CollegeAmerica savings plan share classes (529-A, 529-B, 529-C, 529-E and 529-F) can be utilized to save for college education. The five retirement plan share classes (R-1, R-2, R-3, R-4 and R-5) are sold without any sales charges and do not carry any conversion rights. The Fund’s share classes are described below:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Class A and 529-A	Up to 5.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Class B and 529-B	None	Declines from 5% to 0% for redemptions within six years of purchase	Class B and 529-B convert to Class A and 529-A, respectively, after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Class F and 529-F	None	None	None
Class R-1, R-2, R-3, R-4 and R-5	None	None	None

Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

Significant accounting policies — The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund:

Security valuation — Equity securities are valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades. Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are valued at prices obtained from an independent pricing service when such prices are available. However, where the investment adviser deems it appropriate, such securities will be valued at the mean quoted bid and asked prices (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type. Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the investment adviser. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days or less remaining to maturity. The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry, state or region.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the investment adviser are fair valued as determined in good faith under procedures adopted by authority of the Fund’s board of directors. Various factors may be reviewed in order to make a good faith determination of a security’s fair value. These factors include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions.

Security transactions and related investment income — Security transactions are recorded by the Fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations—Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

Dividends and distributions to shareholders— Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

2. Federal income taxation and distributions

The Fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The Fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; and cost of investments sold. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The Fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

During the year ended April 30, 2007, the Fund reclassified $650,000 from undistributed net realized gain to undistributed net investment income, and reclassified $98,000 from undistributed net investment income and $111,849,000 from undistributed net realized gain to capital paid in on shares of capital stock to align financial reporting with tax reporting.

As of April 30, 2007, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investments were as follows:

(dollars in thousands)
Undistributed ordinary income	$ 538,067
Undistributed long-term capital gain	1,955,027
Gross unrealized appreciation on investment securities	27,078,833
Gross unrealized depreciation on investment securities	(121,895)
Net unrealized appreciation on investment securities	26,956,938
Cost of investment securities	61,507,062

The tax character of distributions paid to shareholders was as follows (dollars in thousands):

	Year ended April 30, 2007			Year ended April 30, 2006
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class A	$1,275,081	$1,597,354	$2,872,435	$1,246,004	$ 856,631	$2,102,635
Class B	37,056	75,227	112,283	36,979	41,104	78,083
Class C	36,403	78,461	114,864	36,207	42,338	78,545
Class F	54,831	70,012	124,843	50,606	35,323	85,929
Class 529-A	17,405	22,998	40,403	13,993	10,202	24,195
Class 529-B	2,090	4,793	6,883	1,805	2,293	4,098
Class 529-C	3,511	8,006	11,517	2,901	3,641	6,542
Class 529-E	823	1,280	2,103	662	578	1,240
Class 529-F	794	955	1,749	531	353	884
Class R-1	637	1,438	2,075	468	566	1,034
Class R-2	9,964	21,847	31,811	8,618	10,244	18,862
Class R-3	32,045	49,786	81,831	30,347	24,319	54,666
Class R-4	19,453	25,099	44,552	17,967	12,688	30,655
Class R-5	21,907	25,332	47,239	17,201	11,570	28,771
Total	$1,512,000	$1,982,588	$3,494,588	$1,464,289	$1,051,850	$2,516,139

3. Fees and transactions with related parties

Business management services — The Fund has a Business Management Agreement with Washington Management Corporation (WMC). Under this agreement, WMC provides services necessary to carry on the Fund’s general administrative and corporate affairs. These services encompass matters relating to general corporate governance, regulatory compliance and monitoring of the Fund’s contractual service providers, including custodian operations, shareholder services and Fund share distribution functions. Under the agreement, all expenses chargeable to the Class A shares of the Fund, including compensation to the business manager, shall not exceed 1% of the Class A average net assets of the Fund on an annual basis. The agreement provides for monthly fees, accrued daily, based on a declining series of annual rates beginning with 0.175% on the first $3 billion of daily net assets and decreasing to 0.030% on such assets in excess of $77 billion. WMC is currently waiving 10% of business management services fees. During the year ended April 30, 2007, WMC reduced business management services fees by $5,661,000. As a result, the fee shown on the accompanying financial statements of $56,603,000, which was equivalent to an annualized rate of 0.069%, was reduced to $50,942,000, or 0.062% of average daily net assets. During the year ended April 30, 2007, WMC paid the Fund’s investment adviser $2,287,000 for performing various fund accounting services for the Fund and for The American Funds Tax-Exempt Series I, another registered investment company for which WMC serves as business manager. Johnston, Lemon & Co. Incorporated (JLC), a wholly owned subsidiary of The Johnston-Lemon Group, Incorporated (JLG) (parent company of WMC), earned $583,000 on its retail sales of shares and distribution plan of the Fund. JLC received no brokerage commissions resulting from the purchases and sales of securities for the investment account of the Fund.

Investment advisory services — Capital Research and Management Company (CRMC), the Fund’s investment adviser, is the parent company of American Funds Service CompanySM (AFS), the Fund’s transfer agent, and American Funds Distributors,SM Inc. (AFD), the principal under-writer of the Fund’s shares. The Investment Advisory Agreement with CRMC provides for monthly fees accrued daily. These fees are based on a declining series of annual rates beginning with 0.225% on the first $3 billion of daily net assets and decreasing to 0.177% on such assets in excess of $89 billion. CRMC is currently waiving 10% of investment advisory services fees. During the year ended April 30, 2007, total investment advisory services fees waived by CRMC were $15,743,000. As a result, the fee shown on the accompanying financial statements of $157,426,000, which was equivalent to an annualized rate of 0.193%, was reduced to $141,683,000, or 0.173% of average daily net assets.

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

Distribution services — The Fund has adopted plans of distribution for all share classes, except Class R-5. Under the plans, the board of directors approves certain categories of expenses that are used to finance activities primarily intended to sell Fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.25% to 1.00% as noted below. In some cases, the board of directors has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

For Class A and 529-A, the board of directors has also approved the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.25% is not exceeded. As of April 30, 2007, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A.

Share class	Currently approved limits	Plan limits
Class A	0.25%	0.25%
Class 529-A	0.25	0.50
Class B and 529-B	1.00	1.00
Class C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class 529-E and R-3	0.50	0.75
Class F, 529-F and R-4	0.25	0.50

Transfer agent services— The Fund has a transfer agent agreement with AFS for Class A and B. Under this agreement, these share classes compensate AFS for transfer agent services including shareholder recordkeeping, communications and transaction processing. AFS is also compensated for certain transfer agent services provided to all other share classes from the administrative services fees paid to CRMC described below.

Administrative services — The Fund has an administrative services agreement with CRMC to provide transfer agent and other related shareholder services for all share classes other than Class A and B. Each relevant share class pays CRMC annual fees up to 0.15% (0.10% for Class R-5) based on its respective average daily net assets. Each relevant share class also pays AFS additional amounts for certain transfer agent services. CRMC and AFS may use these fees to compensate third parties for performing these services. CRMC has agreed to pay AFS on the Fund’s behalf for a portion of the transfer agent services fees for some of the retirement plan share classes. For the year ended April 30, 2007, the total administrative services fees paid by CRMC were $191 and $298,000 for Class R-1 and R-2, respectively. Administrative services fees are presented gross of any payments made by CRMC. Each 529 share class is subject to an additional annual administrative services fee of 0.10% of its respective average daily net assets; this fee is payable to the Commonwealth of Virginia for the maintenance of the CollegeAmerica plan. Although these amounts are included with administrative services fees on the accompanying financial statements, the Commonwealth of Virginia is not considered a related party.

Expenses under the agreements described above for the year ended April 30, 2007, were as follows (dollars in thousands):

			Administrative services
Share class	Distribution services	Transfer agent services	CRMC administrative services	Transfer agent services	Commonwealth of Virginia administrative services
Class A	$158,964	$52,469	Not applicable	Not applicable	Not applicable
Class B	31,025	2,547	Not applicable	Not applicable	Not applicable
Class C	32,133		$4,209	$546	Not applicable
Class F	7,137		2,493	295	Not applicable
Class 529-A	1,925		745	116	$935
Class 529-B	1,947		155	51	195
Class 529-C	3,244	Included in	258	75	324
Class 529-E	260	administrative	41	6	52
Class 529-F	—	services	31	5	38
Class R-1	563		67	24	Not applicable
Class R-2	6,617		1,291	2,654	Not applicable
Class R-3	10,049		2,829	946	Not applicable
Class R-4	2,614		1,525	32	Not applicable
Class R-5	Not applicable		985	16	Not applicable
Total	$256,478	$55,016	$14,629	$4,766	$1,544

Deferred director and advisory board compensation — Since the adoption of the deferred compensation plan in 1994, independent directors and advisory board members may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the Fund, are treated as if invested in shares of the Fund or other American Funds. These amounts represent general, unsecured liabilities of the Fund and vary according to the total returns of the selected funds. Director and advisory board compensation of $1,369,000, shown on the accompanying financial statements, includes $1,144,000 in current fees (either paid in cash or deferred) and a net increase of $225,000 in the value of the deferred amounts.

Affiliated officers and directors — All officers and all interested directors of the Fund are affiliated with WMC. Officers and interested directors do not receive compensation directly from the Fund.

4. Investment transactions

The Fund made purchases and sales of investment securities, excluding short-term securities, of $14,678,721,000 and $17,730,684,000, respectively, during the year ended April 30, 2007.

5. Capital share transactions

Capital share transactions in the Fund were as follows (dollars and shares in thousands):
	Sales*		Reinvestments of dividends and distributions		Repurchases*		Net (decrease) increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Year ended April 30, 2007
Class A	$5,485,824	161,128	$2,714,524	79,294	$ (9,140,888)	(269,164)	$(940,540)	(28,742)
Class B	167,204	4,940	107,610	3,151	(384,471)	(11,403)	(109,657)	(3,312)
Class C	416,267	12,327	109,088	3,198	(523,219)	(15,564)	2,136	(39)
Class F	730,783	21,540	110,798	3,241	(638,997)	(18,824)	202,584	5,957
Class 529-A	179,183	5,246	40,396	1,180	(68,337)	(2,010)	151,242	4,416
Class 529-B	19,859	586	6,881	201	(11,217)	(332)	15,523	455
Class 529-C	62,414	1,838	11,515	336	(32,201)	(954)	41,728	1,220
Class 529-E	10,815	318	2,103	62	(4,589)	(136)	8,329	244
Class 529-F	12,042	354	1,749	51	(2,838)	(83)	10,953	322
Class R-1	26,397	777	2,059	60	(13,412)	(394)	15,044	443
Class R-2	265,526	7,854	31,803	932	(225,982)	(6,658)	71,347	2,128
Class R-3	636,863	18,771	81,789	2,395	(627,948)	(18,481)	90,704	2,685
Class R-4	414,755	12,155	44,401	1,300	(382,117)	(11,283)	77,039	2,172
Class R-5	519,446	15,001	46,541	1,359	(407,679)	(11,828)	158,308	4,532
Total net increase (decrease)	$8,947,378	262,835	$3,311,257	96,760	$(12,463,895)	(367,114)	$(205,260)	(7,519)
Year ended April 30, 2006
Class A	$5,298,942	169,863	$1,984,249	63,236	$ (9,900,129)	(316,730)	$(2,616,938)	(83,631)
Class B	197,144	6,359	74,794	2,398	(387,807)	(12,467)	(115,869)	(3,710)
Class C	411,237	13,293	74,370	2,389	(637,968)	(20,562)	(152,361)	(4,880)
Class F	645,258	20,720	77,224	2,466	(812,986)	(26,060)	(90,504)	(2,874)
Class 529-A	169,808	5,447	24,194	771	(59,439)	(1,898)	134,563	4,320
Class 529-B	23,901	770	4,098	131	(10,474)	(336)	17,525	565
Class 529-C	64,090	2,065	6,542	210	(25,102)	(805)	45,530	1,470
Class 529-E	9,853	317	1,240	40	(3,572)	(114)	7,521	243
Class 529-F	9,675	309	884	28	(2,272)	(73)	8,287	264
Class R-1	22,484	725	1,026	33	(14,131)	(455)	9,379	303
Class R-2	297,143	9,596	18,857	606	(191,087)	(6,147)	124,913	4,055
Class R-3	621,188	20,035	54,620	1,748	(659,035)	(21,381)	16,773	402
Class R-4	364,970	11,744	30,654	979	(295,958)	(9,478)	99,666	3,245
Class R-5	373,131	12,027	28,237	900	(207,870)	(6,613)	193,498	6,314
Total net increase (decrease)	$8,508,824	273,270	$2,380,989	75,935	$(13,207,830)	(423,119)	$(2,318,017)	(73,914)
*Includes exchanges between share classes of the Fund.

Financial highlights1
		Income (loss) from investment operations[2]			Dividends and distributions
	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[3,4]	Net assets, end of period (in millions)	Ratio of expenses to average net assets before reim- bursements/ waivers	Ratio of expenses to average net assets after reim- bursements/ waivers[4]	Ratio of net income to average net assets[4]
Class A:
Year ended 4/30/2007	$32.66	$ .68	$ 4.71	$ 5.39	$(.66)	$(.84)	$(1.50)	$36.55	16.85%	$70,811.60%		.57%	2.00%
Year ended 4/30/2006	29.85	.66	3.20	3.86	(.62)	(.43)	(1.05)	32.66	13.11	64,202.60		.57	2.13
Year ended 4/30/2005	28.79	.67	1.22	1.89	(.60)	(.23)	(.83)	29.85	6.55	61,185.61		.60	2.24
Year ended 4/30/2004	23.99	.59	4.94	5.53	(.54)	(.19)	(.73)	28.79	23.19	57,027.64		.64	2.14
Year ended 4/30/2003	28.37	.55	(4.35)	(3.80)	(.54)	(.04)	(.58)	23.99	(13.36)	43,701.67		.67	2.28
Class B:
Year ended 4/30/2007	32.47	.42	4.69	5.11	(.41)	(.84)	(1.25)	36.33	15.98	3,296	1.36	1.33	1.24
Year ended 4/30/2006	29.69	.42	3.17	3.59	(.38)	(.43)	(.81)	32.47	12.24	3,053	1.37	1.34	1.37
Year ended 4/30/2005	28.64	.43	1.22	1.65	(.37)	(.23)	(.60)	29.69	5.75	2,902	1.38	1.37	1.47
Year ended 4/30/2004	23.88	.37	4.92	5.29	(.34)	(.19)	(.53)	28.64	22.25	2,549	1.40	1.40	1.36
Year ended 4/30/2003	28.25	.36	(4.32)	(3.96)	(.37)	(.04)	(.41)	23.88	(14.01)	1,538	1.45	1.45	1.52
Class C:
Year ended 4/30/2007	32.41	.39	4.68	5.07	(.38)	(.84)	(1.22)	36.26	15.91	3,481	1.42	1.40	1.17
Year ended 4/30/2006	29.64	.40	3.16	3.56	(.36)	(.43)	(.79)	32.41	12.15	3,113	1.43	1.41	1.30
Year ended 4/30/2005	28.59	.41	1.22	1.63	(.35)	(.23)	(.58)	29.64	5.69	2,991	1.46	1.45	1.39
Year ended 4/30/2004	23.84	.35	4.92	5.27	(.33)	(.19)	(.52)	28.59	22.19	2,460	1.48	1.48	1.27
Year ended 4/30/2003	28.22	.35	(4.33)	(3.98)	(.36)	(.04)	(.40)	23.84	(14.10)	1,214	1.51	1.51	1.46
Class F:
Year ended 4/30/2007	32.60	.67	4.70	5.37	(.65)	(.84)	(1.49)	36.48	16.83	3,179.62		.59	1.97
Year ended 4/30/2006	29.80	.65	3.19	3.84	(.61)	(.43)	(1.04)	32.60	13.06	2,646.63		.61	2.10
Year ended 4/30/2005	28.74	.64	1.22	1.86	(.57)	(.23)	(.80)	29.80	6.47	2,505.69		.68	2.15
Year ended 4/30/2004	23.95	.56	4.94	5.50	(.52)	(.19)	(.71)	28.74	23.13	1,917.71		.71	2.04
Year ended 4/30/2003	28.33	.53	(4.34)	(3.81)	(.53)	(.04)	(.57)	23.95	(13.42)	899.74		.74	2.24
Class 529-A:
Year ended 4/30/2007	32.63	.65	4.71	5.36	(.64)	(.84)	(1.48)	36.51	16.75	1,094.67		.65	1.91
Year ended 4/30/2006	29.83	.64	3.19	3.83	(.60)	(.43)	(1.03)	32.63	13.01	833.68		.65	2.05
Year ended 4/30/2005	28.76	.63	1.23	1.86	(.56)	(.23)	(.79)	29.83	6.47	633.71		.70	2.12
Year ended 4/30/2004	23.97	.56	4.95	5.51	(.53)	(.19)	(.72)	28.76	23.07	426.71		.71	2.03
Year ended 4/30/2003	28.36	.54	(4.35)	(3.81)	(.54)	(.04)	(.58)	23.97	(13.38)	199.70		.70	2.29
Class 529-B:
Year ended 4/30/2007	32.50	.38	4.68	5.06	(.36)	(.84)	(1.20)	36.36	15.82	218	1.48	1.46	1.11
Year ended 4/30/2006	29.72	.38	3.17	3.55	(.34)	(.43)	(.77)	32.50	12.07	180	1.51	1.48	1.22
Year ended 4/30/2005	28.68	.38	1.21	1.59	(.32)	(.23)	(.55)	29.72	5.52	148	1.58	1.57	1.26
Year ended 4/30/2004	23.91	.32	4.96	5.28	(.32)	(.19)	(.51)	28.68	22.08	110	1.59	1.59	1.15
Year ended 4/30/2003	28.34	.32	(4.35)	(4.03)	(.36)	(.04)	(.40)	23.91	(14.18)	53	1.62	1.62	1.36
Class 529-C:
Year ended 4/30/2007	32.49	.38	4.69	5.07	(.37)	(.84)	(1.21)	36.35	15.84	374	1.48	1.45	1.11
Year ended 4/30/2006	29.71	.38	3.18	3.56	(.35)	(.43)	(.78)	32.49	12.10	295	1.50	1.47	1.23
Year ended 4/30/2005	28.67	.37	1.22	1.59	(.32)	(.23)	(.55)	29.71	5.54	226	1.57	1.56	1.27
Year ended 4/30/2004	23.91	.32	4.93	5.25	(.30)	(.19)	(.49)	28.67	22.06	156	1.58	1.58	1.15
Year ended 4/30/2003	28.33	.32	(4.34)	(4.02)	(.36)	(.04)	(.40)	23.91	(14.18)	69	1.61	1.61	1.38
Class 529-E:
Year ended 4/30/2007	32.52	.55	4.70	5.25	(.54)	(.84)	(1.38)	36.39	16.44	61.97		.94	1.62
Year ended 4/30/2006	29.74	.54	3.17	3.71	(.50)	(.43)	(.93)	32.52	12.64	46.98		.96	1.74
Year ended 4/30/2005	28.69	.53	1.22	1.75	(.47)	(.23)	(.70)	29.74	6.09	35	1.05	1.04	1.79
Year ended 4/30/2004	23.92	.46	4.94	5.40	(.44)	(.19)	(.63)	28.69	22.68	23	1.06	1.06	1.68
Year ended 4/30/2003	28.34	.45	(4.35)	(3.90)	(.48)	(.04)	(.52)	23.92	(13.73)	9	1.08	1.08	1.92
Class 529-F:
Year ended 4/30/2007	32.59	.72	4.70	5.42	(.70)	(.84)	(1.54)	36.47	17.01	47.47		.44	2.11
Year ended 4/30/2006	29.79	.70	3.18	3.88	(.65)	(.43)	(1.08)	32.59	13.20	32.49		.46	2.24
Year ended 4/30/2005	28.74	.60	1.22	1.82	(.54)	(.23)	(.77)	29.79	6.35	21.80		.79	2.03
Year ended 4/30/2004	23.96	.53	4.95	5.48	(.51)	(.19)	(.70)	28.74	23.00	11.81		.81	1.90
Period from 9/16/2002 to 4/30/2003	23.98	.32	.10	.42	(.40)	(.04)	(.44)	23.96	1.85	3	.82[5]	.82[5]	2.25[5]
Class R-1:
Year ended 4/30/2007	32.48	.39	4.68	5.07	(.38)	(.84)	(1.22)	36.33	15.86	69	1.43	1.41	1.15
Year ended 4/30/2006	29.71	.39	3.17	3.56	(.36)	(.43)	(.79)	32.48	12.10	47	1.47	1.44	1.26
Year ended 4/30/2005	28.68	.40	1.21	1.61	(.35)	(.23)	(.58)	29.71	5.62	34	1.50	1.47	1.35
Year ended 4/30/2004	23.92	.35	4.93	5.28	(.33)	(.19)	(.52)	28.68	22.16	16	1.52	1.49	1.25
Period from 5/29/2002 to 4/30/2003	28.52	.32	(4.46)	(4.14)	(.42)	(.04)	(.46)	23.92	(14.50)	8	1.71[5]	1.51[5]	1.50[5]
Class R-2:
Year ended 4/30/2007	32.40	.39	4.68	5.07	(.38)	(.84)	(1.22)	36.25	15.91	985	1.47	1.41	1.15
Year ended 4/30/2006	29.64	.40	3.16	3.56	(.37)	(.43)	(.80)	32.40	12.13	812	1.53	1.41	1.29
Year ended 4/30/2005	28.60	.41	1.22	1.63	(.36)	(.23)	(.59)	29.64	5.68	622	1.57	1.44	1.38
Year ended 4/30/2004	23.88	.35	4.91	5.26	(.35)	(.19)	(.54)	28.60	22.12	371	1.69	1.45	1.26
Period from 5/31/2002 to 4/30/2003	28.46	.33	(4.40)	(4.07)	(.47)	(.04)	(.51)	23.88	(14.29)	96	1.78[5]	1.47[5]	1.58[5]
Class R-3:
Year ended 4/30/2007	32.51	.55	4.70	5.25	(.54)	(.84)	(1.38)	36.38	16.45	2,199.96		.93	1.63
Year ended 4/30/2006	29.73	.54	3.18	3.72	(.51)	(.43)	(.94)	32.51	12.68	1,878.97		.94	1.75
Year ended 4/30/2005	28.68	.56	1.21	1.77	(.49)	(.23)	(.72)	29.73	6.17	1,705.95		.94	1.89
Year ended 4/30/2004	23.93	.46	4.94	5.40	(.46)	(.19)	(.65)	28.68	22.68	1,009	1.07	1.07	1.63
Period from 6/4/2002 to 4/30/2003	27.81	.41	(3.74)	(3.33)	(.51)	(.04)	(.55)	23.93	(11.94)	125	1.11[5]	1.09[5]	1.95[5]
Class R-4:
Year ended 4/30/2007	32.57	.65	4.72	5.37	(.64)	(.84)	(1.48)	36.46	16.82	1,213.67		.64	1.92
Year ended 4/30/2006	29.78	.64	3.18	3.82	(.60)	(.43)	(1.03)	32.57	13.00	1,013.68		.65	2.06
Year ended 4/30/2005	28.73	.64	1.22	1.86	(.58)	(.23)	(.81)	29.78	6.46	830.68		.67	2.14
Year ended 4/30/2004	23.95	.56	4.94	5.50	(.53)	(.19)	(.72)	28.73	23.11	330.70		.70	2.01
Period from 5/20/2002 to 4/30/2003	28.78	.51	(4.74)	(4.23)	(.56)	(.04)	(.60)	23.95	(14.66)	71	.74[5]	.73[5]	2.32[5]
Class R-5:
Year ended 4/30/2007	32.65	.76	4.72	5.48	(.74)	(.84)	(1.58)	36.55	17.15	1,154.37		.35	2.22
Year ended 4/30/2006	29.85	.73	3.19	3.92	(.69)	(.43)	(1.12)	32.65	13.34	883.38		.35	2.34
Year ended 4/30/2005	28.79	.73	1.22	1.95	(.66)	(.23)	(.89)	29.85	6.78	619.38		.37	2.45
Year ended 4/30/2004	23.99	.65	4.94	5.59	(.60)	(.19)	(.79)	28.79	23.49	395.39		.39	2.36
Period from 5/15/2002 to 4/30/2003	28.84	.57	(4.78)	(4.21)	(.60)	(.04)	(.64)	23.99	(14.57)	230	.41[5]	.41[5]	2.51[5]

				Year ended April 30
				2007		2006		2005		2004		2003
Portfolio turnover rate for all classes of shares				19%		13%		16%		12%		21%

1Based on operations for the periods shown (unless otherwise noted) and, accordingly, may not be representative of a full year.
2Based on average shares outstanding.
3Total returns exclude all sales charges, including contingent deferred sales charges.
4This column reflects the impact, if any, of certain reimbursements/waivers from CRMC and WMC. CRMC and WMC reduced fees for investment advisory services and business management services for all share classes. In addition, during some of the periods shown, CRMC paid a portion of the Fund’s transfer agent fees for certain retirement plan share classes.
5Annualized.

See Notes to financial statements

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of Washington Mutual Investors Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Washington Mutual Investors Fund, Inc. (the "Fund") at April 30, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at April 30, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Los Angeles, California
June 8, 2007

Tax information	unaudited

We are required to advise you within 60 days of the Fund’s fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year. The Fund hereby designates the following amounts for the Fund’s fiscal year ended April 30, 2007.
Long-term capital gains	$2,066,588,000
Qualified dividend income	100%
Corporate dividends received deduction	100%
U.S. government income that may be exempt from state taxation	$13,528,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2008, to determine the calendar year amounts to be included on their 2007 tax returns. Shareholders should consult their tax advisers.

Other share class results	unaudited
Class B, Class C, Class F and Class 529

Figures shown are past results and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

Average annual total returns for periods ended March 31, 2007 (the most recent calendar quarter end):

	1 year	5 years	Life of class
Class B shares — first sold 3/15/00
Reflecting applicable contingent deferred sales charge (CDSC), maximum of 5%, payable only if shares are sold within six years of purchase	+8.22%	+5.86%	+7.50%
Not reflecting CDSC	+13.22%	+6.18%	+7.50%
Class C shares — first sold 3/15/01
Reflecting CDSC, maximum of 1%, payable only if shares are sold within one year of purchase	+12.14%	+6.10%	+6.04%
Not reflecting CDSC	+13.14%	+6.10%	+6.04%
Class F shares* — first sold 3/15/01
Not reflecting annual asset-based fee charged by sponsoring firm	+14.04%	+6.92%	+6.87%
Class 529-A shares† — first sold 2/15/02
Reflecting 5.75% maximum sales charge	+7.45%	+5.65%	+6.65%
Not reflecting maximum sales charge	+13.99%	+6.91%	+7.89%
Class 529-B shares† — first sold 2/19/02
Reflecting applicable CDSC, maximum of 5%, payable only if shares are sold within six years of purchase	+8.10%	+5.68%	+7.19%
Not reflecting CDSC	+13.10%	+6.00%	+7.34%
Class 529-C shares† — first sold 2/15/02
Reflecting CDSC, maximum of 1%, payable only if shares are sold within one year of purchase	+12.08%	+6.01%	+6.98%
Not reflecting CDSC	+13.08%	+6.01%	+6.98%
Class 529-E shares*† — first sold 3/1/02	+13.64%	+6.55%	+6.92%
Class 529-F shares*† — first sold 9/16/02
Not reflecting annual asset-based fee charged by sponsoring firm	+14.22%	—	+12.27%

*These shares are sold without any initial or contingent deferred sales charge.

† Results shown do not reflect the $10 initial account setup fee and an annual $10 account maintenance fee.

The Fund’s investment adviser and business manager each waived 5% of its management fees from September 1, 2004 through March 31, 2005, and increased the waivers to 10% on April 1, 2005. Fund results shown reflect the waivers, without which they would have been lower. Please see the Financial Highlights tables on pages 25 and 26 for details.

For information regarding the differences among the various share classes, please refer to the Fund’s prospectus.

Expense example	unaudited

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (November 1, 2006 through April 30, 2007).

Actual expenses:

The first line of each share class in the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period. There are some account fees that are charged to certain types of accounts, such as Individual Retirement Accounts and CollegeAmerica accounts (generally, a $10 fee is charged to set up the account and an additional $10 fee is charged to the account annually) that would increase the amount of expenses paid on your account. In addition, retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F and 529-F shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would also be lower by the amount of these fees.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the next page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds. There are some account fees that are charged to certain types of accounts, such as Individual Retirement Accounts and CollegeAmerica accounts (generally, a $10 fee is charged to set up the account and an additional $10 fee is charged to the account annually) that would increase the amount of expenses paid on your account. In addition, retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F and 529-F shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would also be lower by the amount of these fees.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 11/1/2006	Ending account value 4/30/2007	Expenses paid during period*	Annualized expense ratio
Class A— actual return	$1,000.00	$1,086.85	$2.95	.57%
Class B— assumed 5% return	1,000.00	1,021.97	2.86	.57
Class B— actual return	1,000.00	1,083.07	6.87	1.33
Class B— assumed 5% return	1,000.00	1,018.20	6.66	1.33
Class C— actual return	1,000.00	1,082.61	7.18	1.39
Class C— assumed 5% return	1,000.00	1,017.90	6.95	1.39
Class F— actual return	1,000.00	1,086.99	3.05	.59
Class F— assumed 5% return	1,000.00	1,021.87	2.96	.59
Class 529-A— actual return	1,000.00	1,086.57	3.36	.65
Class 529-A— assumed 5% return	1,000.00	1,021.57	3.26	.65
Class 529-B— actual return	1,000.00	1,082.40	7.44	1.44
Class 529-B— assumed 5% return	1,000.00	1,017.65	7.20	1.44
Class 529-C— actual return	1,000.00	1,082.43	7.44	1.44
Class 529-C— assumed 5% return	1,000.00	1,017.65	7.20	1.44
Class 529-E— actual return	1,000.00	1,085.04	4.86	.94
Class 529-E— assumed 5% return	1,000.00	1,020.13	4.71	.94
Class 529-F— actual return	1,000.00	1,087.83	2.28	.44
Class 529-F— assumed 5% return	1,000.00	1,022.61	2.21	.44
Class R-1— actual return	1,000.00	1,082.42	7.23	1.40
Class R-1— assumed 5% return	1,000.00	1,017.85	7.00	1.40
Class R-2— actual return	1,000.00	1,082.61	7.23	1.40
Class R-2— assumed 5% return	1,000.00	1,017.85	7.00	1.40
Class R-3— actual return	1,000.00	1,085.11	4.81	.93
Class R-3— assumed 5% return	1,000.00	1,020.18	4.66	.93
Class R-4— actual return	1,000.00	1,086.76	3.31	.64
Class R-4— assumed 5% return	1,000.00	1,021.62	3.21	.64
Class R-5— actual return	1,000.00	1,088.42	1.76	.34
Class R-5— assumed 5% return	1,000.00	1,023.11	1.71	.34

*Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period (181), and divided by 365 (to reflect the one-half year period).

Board of directors and directors emeriti

Independent directors
Name and age	Year first elected a director of the Fund[1]	Principal occupation(s) during past five years	Number of portfolios in Fund complex[2] overseen by director	Other directorships[3] held
Cyrus A. Ansary, 73 Chairman of the Board (Independent and Non-Executive)	1983	President, Investment Services International Co., LLC (private investment company for various operating entities)	3	JPMorgan Value Opportunities Fund
Daniel J. Callahan III, 74	1997	Vice Chairman and Treasurer, The Morris & Gwendolyn Cafritz Foundation	3	JPMorgan Value Opportunities Fund
Barbara Hackman Franklin, 67	2005	President and CEO, Barbara Franklin Enterprises (international business and governance consulting)	1	Aetna, Inc.; The Dow Chemical Company; MedImmune, Inc.
R. Clark Hooper, 60	2003	Private investor; Former President, Dumbarton Group LLC (securities industry consulting); Former Executive Vice President – Policy and Oversight, NASD	18	JPMorgan Value Opportunities Fund
Edward W. Kelley, Jr., 75	2002	Retired Governor, Federal Reserve Board	1	None
James C. Miller III, 64	1992	Senior Adviser, Blackwell Sanders Peper Martin LLP; Former Chairman, The CapAnalysis Group, LLC (economic, financial and regulatory consulting); Former Director, U.S. Office of Management and Budget	3	JPMorgan Value Opportunities Fund
Katherine D. Ortega, 72	2002	Former Treasurer of the United States	3	JPMorgan Value Opportunities Fund; The Kroger Co.; Rayonier Inc.
J. Knox Singleton, 58	2001	President and Chief Executive Officer, INOVA Health System	3	Healthcare Realty Trust, Inc.; JPMorgan Value Opportunities Fund

Interested directors[4]
Name, age, and position with Fund	Year first elected director or officer of the Fund[1]	Principal occupation(s) during past five years	Number of portfolios in Fund complex[2] overseen by director	Other directorships[3] held
James H. Lemon, Jr., 71 Vice Chairman of the Board	1971	Chairman of the Board and Chief Executive Officer, The Johnston-Lemon Group, Incorporated (financial services holding company)	3	JPMorgan Value Opportunities Fund
Harry J. Lister, 71	1972	Director, Washington Management Corporation	1	None
Jeffrey L. Steele, 61 President	2000	President and Director, Washington Management Corporation	3	JPMorgan Value Opportunities Fund

Directors emeriti
Stephen Hartwell, Chairman Emeritus
John A. Beck	Charles A. Bowsher	Fred J. Brinkman	T. Eugene Smith	Stephen G. Yeonas

Advisory board and other officers
Advisory board members
Name and age	Year first elected to advisory board[1]	Principal occupation(s) during past five years	Number of portfolios in Fund complex on which advisory board member serves	Other directorships[3] held
Mary K. Bush, 59	1995	President, Bush International Inc. (international financial advisory services)	1	Brady Corporation; Briggs & Stratton; MGIC Investment Corporation; Pioneer Funds; UAL Corporation
Louise M. Cromwell, 62	2001	Retired Partner, Shaw Pittman	1	None
C. Richard Pogue, 70	2001	Retired Executive Vice President, Investment Company Institute	1	FAM Equity-Income Fund; FAM Value Fund
Linda D. Rabbitt, 58	2001	President, Rand Construction Corporation	1	Watson Wyatt & Company Holdings
William J. Shaw, 61	2001	President and Chief Operating Officer, Marriott International, Inc.	1	Marriott International, Inc.
R. Clark Wadlow, 60	2005	Partner, Sidley Austin, LLP	1	None

Other officers
Name, age, and position with Fund	Year first elected an officer of the Fund[1]	Principal occupation(s) during past five years
Michael W. Stockton, 40 Vice President, Treasurer and Assistant Secretary	1995	Senior Vice President, Secretary, Treasurer, and Director; Washington Management Corporation
Burton L. Raimi, 68 Secretary	2005	Vice President and General Counsel, Washington Management Corporation; Former Shareholder, Law Offices of Burton L. Raimi, P.A. (2003–2005), and McCaffrey & Raimi, P.A. (1994-2003)
Lois A. Erhard, 54 Vice President	1983	Vice President, Washington Management Corporation
J. Lanier Frank, 46 Assistant Vice President	1997	Assistant Vice President, Washington Management Corporation
Jennifer L. Butler, 41 Assistant Secretary	2005	Vice President and Assistant Secretary, Washington Management Corporation; Former Specialist, Fund Administration, Pacific Investment Management Company
Ashley L. Shaw,[5] 38 Assistant Secretary	2000	Vice President and Assistant General Counsel, Washington Management Corporation
Curt M. Scott, 28 Assistant Treasurer	2006	Assistant Vice President and Assistant Treasurer, Washington Management Corporation; Former Financial Analyst, BISYS Group, Inc.

The Statement of Additional Information includes additional information about the Fund’s directors and is available without charge upon request by calling American Funds Service Company at 800/421-0180. The address for all directors, advisory board members, and officers of the Fund is 1101 Vermont Avenue, NW, Washington, DC 20005, Attention: Fund Secretary.

1Directors, advisory board members and officers of the Fund serve until their resignation, removal, or retirement.
2Capital Research and Management Company manages the American Funds, consisting of 30 funds. Capital Research and Management Company also manages American Funds Insurance Series,¨ which serves as the underlying investment vehicle for certain variable insurance contracts, American Funds Target Date Retirement Series,SM which is available to investors in tax-deferred retirement plans and IRAs, and Endowments, whose shareholders are limited to certain nonprofit organizations.
3This includes all directorships other than those in the American Funds that are held by each director or advisory board member as a director of a public company or a registered investment company.
4"Interested persons" within the meaning of the 1940 Act on the basis of their affiliation with the Fund’s business manager, Washington Management Corporation.
5Ashley L. Shaw is the daughter of James H. Lemon, Jr.

Offices

Offices of the Fund and of the business manager

Washington Management Corporation

1101 Vermont Avenue, NW

Washington, DC 20005-3521

202/842-5665

Investment adviser

Capital Research and Management Company

333 South Hope Street

Los Angeles, CA 90071-1406

135 South State College Boulevard

Brea, CA 92821-5823

Principal underwriter

American Funds Distributors, Inc.

333 South Hope Street

Los Angeles, CA 90071-1406

Custodian of assets

JPMorgan Chase Bank

270 Park Avenue

New York, NY 10017-2070

Transfer agent

American Funds Service Company

(Please write to the address nearest you.)

P.O. Box 25065

Santa Ana, CA 92799-5065

P.O. Box 659522

San Antonio, TX 78265-9522

P.O. Box 6007

Indianapolis, IN 46206-6007

P.O. Box 2280

Norfolk, VA 23501-2280

Counsel

Dechert LLP

1775 I Street, NW

Washington, DC 20006-2401

Independent registered public accounting firm

PricewaterhouseCoopers LLP

350 South Grand Avenue

Los Angeles, CA 90071-2889

Investors should carefully consider the investment objectives, risks, charges and expenses of the American Funds. This and other important information is contained in the Fund’s prospectus, which can be obtained from your financial adviser and should be read carefully before investing. You may also call American Funds Service Company (AFS) at 800/421-0180 or visit the American Funds website at americanfunds.com.

"American Funds Proxy Voting Guidelines" — which describes how we vote proxies relating to portfolio securities — is available free of charge on the U.S. Securities and Exchange Commission (SEC) website at sec.gov, on the American Funds website or upon request by calling AFS. The Fund files its proxy voting record with the SEC for the 12 months ended June 30 by August 31. The report also is available on the SEC and American Funds websites.

Washington Mutual Investors Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, DC (800/SEC-0330). Additionally, the list of portfolio holdings also is available by calling AFS.

This report is for the information of shareholders of Washington Mutual Investors Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund. If used as sales material after June 30, 2007, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

What makes American Funds different?

For 75 years, we have followed a consistent philosophy to benefit our investors. Our 30 carefully conceived, broadly diversified funds, in addition to a target date retirement series, offer opportunities that have attracted over 40 million shareholder accounts.

Our unique combination of strengths includes these five factors:
■	A long-term, value-oriented approach We seek to buy securities at reasonable prices relative to their prospects and hold them for the long term.
■	An extensive global research effort Our investment professionals travel the world to find the best investment opportunities and gain a comprehensive understanding of companies and markets.
■
The multiple portfolio counselor system
Our unique method of portfolio management, developed nearly 50 years ago, blends teamwork with individual accountability and has provided American Funds with a sustainable method of achieving fund objectives.

■
Experienced investment professionals
American Funds portfolio counselors have an average of 24 years of investment experience, providing a wealth of knowledge and experience that few organizations have.

■	A commitment to low operating expenses The American Funds provide exceptional value for shareholders, with operating expenses that are among the lowest in the mutual fund industry.

The right choice for the long term®

Washington Mutual Investors Fund, Inc.
1101 Vermont Avenue, NW
Washington, DC 20005
202/842-5665

The Capital Group Companies
American Funds    Capital Research and Management    Capital International    Capital Guardian    Capital Bank and Trust

Lit. No. MFGEAR-901-0607P (S7496)   Printed on recycled paper

ITEM 2 - Code of Ethics

The Registrant has adopted a code of ethics that applies to its Principal Executive Officer and Principal Financial Officer.  The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics.  Such request can be made to American Funds Service Company at 800/421-0180 or to the Secretary of the Registrant, 1101 Vermont Avenue, NW, Suite 600, Washington, DC 20005.

ITEM 3 - Audit Committee Financial Expert

The Registrant’s Board has determined that Katherine D. Ortega, a member of the Registrant’s Audit Committee, is an “audit committee financial expert” and “independent,” as such terms are defined in this Item.  This designation will not increase the designee’s duties, obligations or liability as compared to her duties, obligations and liability as a member of the Audit Committee and of the Board; nor will it reduce the responsibility of the other Audit Committee members.  There may be other individuals who, through education or experience, would qualify as “audit committee financial experts” if the Board had designated them as such.  Most importantly, the Board believes each member of the Audit Committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 - Principal Accountant Fees and Services

Registrant:
a)	Audit Fees:
2006                                $88,000
           2007                                 $91,000
b)	Audit- Related Fees:
   2006                                none
               2007                                none
c)	Tax Fees:
2006                                $7,000

2007                                $7,000

The tax fees consist of professional services relating to the preparation of the registrant’s tax returns.

d)	All Other Fees:
2006                                none
2007                                none

ITEM 4 - Principal Accountant Fees and Services (continued)

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the registrant and were subject to the pre-approval policies described below):
a)	Audit- Related Fees:
2006                                none
2007                                none
b)	Tax Fees:
2006                                $26,000
2007                                $4,000
The tax fees consist of consulting services relating to the registrant’s investments.
c)	All Other Fees:
2006                                none
2007                                none

The registrant’s Audit Committee will pre-approve all audit and permissible non-audit services that the Committee considers compatible with maintaining the independent registered public accounting firm’s independence.  The pre-approval requirement will extend to all non-audit services provided to the registrant, the business manager, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser or business manager that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant. The Committee will not delegate its responsibility to pre-approve these services to the business manager or investment adviser. The Committee may delegate to one or more Committee members the authority to review and pre-approve audit and permissible non-audit services.  Actions taken under any such delegation will be reported to the full Committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the services listed above under paragraphs b, c and d.

Aggregate non-audit fees paid to the registrant’s auditors, including fees for all services billed to the adviser and affiliates were $43,000 for fiscal year 2006 and $11,000 for fiscal year 2007. The non-audit services represented by these amounts were brought to the attention of the Committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 - Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

The full schedule of investments for the Fund is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Equity Securities by Closed End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 - Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Directors since the registrant last submitted a proxy statement to its shareholders.  The procedures are as follows.  The registrant has a Governance Committee comprised solely of persons who are not considered “interested persons” of the registrant within the meaning of the Investment Company Act of 1940.  The committee periodically reviews such issues as the Board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full Board of Directors.  While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the Board.  Such suggestions must be sent in writing to the Governance Committee of the registrant, c/o the registrant’s Secretary, and should be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the Governance Committee.

ITEM 11 - Controls and Procedures

(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)
There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s last fiscal half-year (the Registrant’s second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 - Exhibits

(a)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(b)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940, as amended, and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Washington Mutual Investors Fund, Inc.

By
/s/ Jeffrey L. Steele, President and PEO

Date: June 27, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

  By
/s/ Jeffrey L. Steele, President and PEO

Date: June 27, 2007

 By
/s/ Michael W. Stockton, Vice President and Treasurer

Date: June 27, 2007